                                                                    Exhibit 10.3

                                AMENDMENT TO THE
                          OPTICAL SENSORS INCORPORATED
                             1993 STOCK OPTION PLAN
                       (AS AMENDED THROUGH APRIL 19, 2001)

This Amendment to the Optical Sensors Incorporated 1993 Stock Option Plan, as previously amended through April 19, 2001, is made effective as of July 26, 2001.

                                    RECITALS

WHEREAS, the Board of Directors of Optical Sensors Incorporated (the "Company") approved an amendment to the Optical Sensors Incorporated 1993 Stock Option Plan (the "Option Plan") by unanimous written consent effective July 26, 2001; and

WHEREAS, this Amendment is entered into to give effect to such action of the Board of Directors of the Company;

NOW, THEREFORE, the Option Plan is hereby amended as follows effective as of July 26, 2001:

         1. Section 4.1 of the Option Plan is hereby amended in its entirety to read as follows:

                  "Subject to adjustment as provided in Section 4.3 below, the maximum number of shares of Common Stock that shall be authorized and reserved for issuance under the Plan shall be 2,500,000 shares of Common Stock or such greater number as may be approved by the Board pursuant to this Section 4.1."

         2. To record this Amendment to the Option Plan as set forth above, the Company has caused this Amendment to be signed on its behalf by its Chief Executive Officer and its Chief Financial Officer as of the date first set forth above.

OPTICAL SENSORS INCORPORATED


By:
   -------------------------------------
   Paulita M. LaPlante
   President and Chief Executive Officer

By:
   -------------------------------------
   Wesley G. Peterson
   Chief Financial Officer